Exhibit 99.26

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
June 30, 2000



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              6.4601%


        Excess Protection Level
          3 Month Average   5.59%
          June, 2000   5.40%
          May, 2000   5.96%
          April, 2000   5.39%


        Cash Yield                                  18.81%


        Investor Charge Offs                         4.56%


        Base Rate                                    8.85%


        Over 30 Day Delinquency                      4.60%


        Seller's Interest                           12.05%


        Total Payment Rate                          14.03%


        Total Principal Balance                     $54,839,173,315.51


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $6,607,972,797.02